                                                                    Exhibit 99.1

                    LIST OF JOINT FILERS AND SIGNATURE PAGE

BAIN CAPITAL LIFE SCIENCES INVESTORS, LLC

By: /s/ Adam Koppel
    ----------------
Title: Partner

BCLS FUND III INVESTMENTS, LP

By: BCLS Fund III Investments GP, LLC, its general partner

By: Bain Capital Life Sciences Fund III, L.P., its member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BAIN CAPITAL LIFE SCIENCES III GENERAL PARTNER, LLC

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BAIN CAPITAL LIFE SCIENCES FUND III, L.P.

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BCLS FUND III INVESTMENTS GP, LLC

By: Bain Capital Life Sciences Fund III, L.P., its member

By: Bain Capital Life Sciences III General Partner, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BCLS II INVESTCO, LP

By: BCLS II Investco (GP), LLC, its general partner

By: Bain Capital Life Sciences Fund II, L.P., its managing member

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BCLS II INVESTCO (GP), LLC

By: Bain Capital Life Sciences Fund II, L.P., its managing member

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BAIN CAPITAL LIFE SCIENCES FUND II, L.P.

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BAIN CAPITAL LIFE SCIENCES INVESTORS II, LLC

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel
    ----------------
Title: Partner

BCIP LIFE SCIENCES ASSOCIATES, LP

By: Boylston Coinvestors, LLC, its general partner

By: /s/ Adam Koppel
    ----------------
Title: Authorized Signatory